[LOGO]

                THE ALGER FUNDS



                ALGER MONEY MARKET FUND




                PROSPECTUS ENCLOSED
                FEBRUARY 28, 2004







                THIS IS NOT PART OF THE PROSPECTUS.

                       ENCLOSED IS THE CURRENT PROSPECTUS.
           PLEASE KEEP IT WITH OTHER INVESTMENT RECORDS FOR REFERENCE.



                       THIS IS NOT PART OF THE PROSPECTUS.

                [LOGO]

                THE ALGER FUNDS



                ALGER MONEY MARKET FUND




                PROSPECTUS
                FEBRUARY 28, 2004







                As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

                An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

 1 .............. RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE
      1 ......... INVESTMENTS
      1 ......... RISKS
      2 ......... PERFORMANCE
 3 .............. FEES AND EXPENSES
 3 .............. ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
 4 .............. MANAGEMENT AND ORGANIZATION
 6 .............. SHAREHOLDER INFORMATION
                  Purchasing and Redeeming Shares ............................ 7
                  Investment Instructions .................................... 8
                  Redemption Instructions ................................... 10
 12 ............. FINANCIAL HIGHLIGHTS
 BACK COVER:      How to obtain more information

[GRAPHIC OMITTED]

RISK/RETURN SUMMARY:
INVESTMENTS, RISKS & PERFORMANCE

INVESTMENTS: THE ALGER FUNDS -- ALGER MONEY MARKET FUND

GOAL: THE ALGER MONEY MARKET FUND SEEKS TO EARN HIGH CURRENT INCOME CONSISTENT WITH PRESERVING PRINCIPAL AND LIQUIDITY.

PRINCIPAL STRATEGY: The Fund invests in money market securities which are within the two highest credit categories at the time of purchase. These money market securities include U.S. Government securities, commercial paper, certificates of deposit, time deposits, bankers acceptances and corporate bonds having less than 397 days remaining until maturity.


[GRAPHIC OMITTED]

RISKS

The main risks of investing in the Fund are:
o while the Fund seeks to maintain a price of $1.00 per share, an investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or other government agency, so it is possible to lose money by investing in the Fund
o  an investment in the Fund may not keep pace with inflation
o normally, the Fund will invest a substantial portion of its assets in U.S. Government securities in the interest of maintaining a stable net asset value; this policy may result in a lower yield for the Fund.

The Fund may appeal to investors who seek maximum liquidity and capital preservation together with current income.

PERFORMANCE

The following bar chart and the table beneath it give you some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual returns for the indicated periods. Remember that how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.


ALGER MONEY MARKET FUND
Annual Total Return as of December 31 (%)

(THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE)

94  4.20
95  5.94
96  5.16
97  4.92
98  4.78
99  4.42
00  5.57
01  3.13
02  0.85
03  0.26

BEST QUARTER:
Q2 1995   1.49%

WORST QUARTER:
Q4 2003   0.04%

Average Annual Total Return as of December 31, 2003
                                                                       Since
                                1 Year      5 Years     10 Years     Inception
--------------------------------------------------------------------------------
Money Market                     0.26%       2.83%        3.91%        5.15%
(Inception 11/11/86)

Seven-day yield ended December 31, 2003: 0.09%. For the Fund's current 7-day yield, telephone (800) 992-3863 toll-free.

[GRAPHIC OMITTED]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The following table shows the fees and expenses that you may incur if you buy and hold shares of the Fund.



                SHAREHOLDER FEES                                       ANNUAL FUND OPERATING EXPENSES
                (fees paid directly from your investment)              (expenses that are deducted from Fund assets)
------------------------------------------------------------------------------------------------------------------------------------

                                          Maximum deferred sales
                                          charge (load) as a % of
                Maximum sales charge      purchase price or
                (load) on purchases as    redemption proceeds,         Management    Distribution    Other       Total Annual Fund
                a % of offering price     whichever is lower           Fees          (12b-1) Fees    Expenses    Operating Expenses
------------------------------------------------------------------------------------------------------------------------------------
ALGER MONEY     None                      None                         .50%          None            .32%        .82%
MARKET FUND


EXAMPLES

The following example, which reflects the shareholder fees and operating expenses listed previously, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YOU WOULD PAY THE FOLLOWING EXPENSES REGARDLESS OF WHETHER
YOU REDEEMED YOUR SHARES AT THE END OF THE PERIOD:


                                1 Year     3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
ALGER MONEY                      $84         $262        $455         $1,014
MARKET FUND


ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The securities that the Fund may invest in are discussed in the Statement of Additional Information (see back cover of this prospectus).

[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/03) approximately $6.59 billion in mutual fund assets as well as $4.29 billion in other assets. The Manager makes investment decisions for the Fund and continuously reviews and administers its investment program. These management responsibilities are subject to the supervision of The Alger Funds' Board of Trustees. The Fund has had the same Manager since inception, and the Fund pays the Manager fees at an annual rate based on a percentage of average daily net assets of .50%.

PORTFOLIO  MANAGERS

Fred M. Alger III is the chief market strategist for all of The Alger Funds, overseeing the investments of each of them since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed The Alger Funds prior to 1995. Alison Barbi, CFA, is the individual responsible for the day-to-day management of the Fund's investments. Ms. Barbi has been employed by the Manager since September 2001 as a Senior Vice President and portfolio manager, prior to which she was a Vice President and securities trader at Nationsbank Montgomery Securities, LLC from 1990 until 1998, and a private investor since 1998.

LEGAL  PROCEEDINGS

The Office of the New York State Attorney General, the Massachusetts Securities Division of the Office of the Secretary of the Commonwealth, the West Virginia Attorney General's Office, the West Virginia Office of the State Auditor, and the United States Securities and Exchange Commission ("SEC") have served subpoenas and/or made inquiries concerning practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. In response to these subpoenas and inquiries, the Manager and its counsel have been investigating certain shareholder trading practices in The Alger Funds and in other registered mutual funds of which Fred Alger Management, Inc. is the Manager (the "Alger-Managed Funds"). The Manager has assured the boards of those funds that if it is determined that improper market timing in any of the Alger-Managed Funds detrimentally affected the fund's performance, the Manager will make appropriate restitution.

On October 16, 2003, the SEC commenced and settled a civil proceeding against a former vice chairman of the Manager's immediate parent, in connection with alleged market timing arrangements with certain investors in The Alger Funds. That settlement specifically provided: "The findings herein are made pursuant to [the for-mer vice chairman's settlement] Offer and are not binding on any other person or entity in this or any other proceeding." Neither the Manager nor any of the Alger-Managed Funds was a party to this proceeding.

On October 31, 2003, Peter D. DeMayo, as Custodian for James Liam DeMayo, identifying himself as a shareholder of Spectra Fund, filed a purported class action lawsuit against, among others, The Alger Funds, Spectra Fund, various portfolios of The Alger Funds (all of the foregoing collectively, the "Fund Defendants"), the Manager and the former vice chairman in the United States District Court for the Southern District of New York (Civil Action No. 03 CV 8627 (HB)), and served the complaint in the lawsuit on the Manager and the Fund Defendants on November 10, 2003. The suit, based primarily upon the SEC settlement with the former vice chairman, alleges, among other things, that the Fund Defendants made false and misleading statements in their prospectuses in violation of Section 11 of the Securities Act of 1933, that other defendants violated the "control person" provisions of Section 15 of the Securities Act and
Section 20(a) of the Securities Exchange Act of 1934, that all defendants committed fraud in violation of Section 10(b) of the Securities Exchange Act and Rule 10b-5 thereunder, and that the Manager breached a fiduciary duty to plaintiffs. The lawsuit seeks, among other things, compensatory damages, recovery of advisory fees paid to the Manager, and payment of the plaintiffs' counsel and expert fees.

Other related class actions have been filed in the U.S. District Court for the Southern District of New York making substantially similar allegations to those contained in the DeMayo lawsuit and seeking substantially similar relief:
BILLMAN V. FRED ALGER MANAGEMENT, INC., 03 CV 9167 (filed November 13, 2003), BUHS V. FRED ALGER MANAGEMENT, INC., 03 CV 8959 (filed November 13, 2003), CROCKET V. ALGER SMALL PORTFOLIO, 03 CV 9915 (filed December 12, 2003), FRIEDMAN
V. ALGER SMALL PORTFOLIO, 03 CV 9426 (filed November 25, 2003), GARFIELD V. FRED ALGER MANAGEMENT, INC, ET AL, 03 CV 9239 (filed November 20, 2003), HENZEL V. ALGER SMALL PORTFOLIO, ET AL, 03 CV 8747 (filed November 5, 2003), JOHNSON V.
ALGER SMALL PORTFOLIO, ET AL, 03 CV 9858 (filed December 11, 2003), and NEEYAF DISTRIBUTING V. ALGER SMALL PORTFOLIO, 03 CV 9501 (filed November 26, 2003). All these related class actions will be consolidated in accordance with the provisions of the Private Securities Litigation Reform Act.

On November 25, 2003, plaintiff, Michael Bernstein, as custodian for Judith Bernstein, commenced an action derivatively on behalf of "the Alger Funds" against the Manager, the former vice chairman of its parent and Veras Management Partners, LLP in the U.S. District Court for the Eastern District of New York (03 CV 5958 (Wexler, J.)). In this shareholder derivative action, plaintiff seeks to recover monies on behalf of "the Alger Funds" for the purportedly wrongful conduct of defendants, including an alleged violation of Section 36 of the Investment Company Act by the Manager and the former vice chairman and an alleged breach of fiduciary duty by the Manager and the former vice chairman.

On or about January 27, 2004, two other derivative actions on behalf of certain portfolios of The Alger Funds were filed in The Superior Court of the Commonwealth of Massachusetts, County of Suffolk, against certain officers and trustees of The Alger Funds. These matters include, JOHNATHAN CLAIN V. FRED M. ALGER, III., ET AL. and JAMES LAUFER V. FRED M. ALGER, III, ET AL.

Similar class or derivative actions against some or all of the same parties and/or related parties and involving similar allegations and requests for relief may be commenced in the near future. The Manager has stated that it does not believe that such lawsuits will materially affect its ability to perform its management contracts with any of the Alger-Managed Funds, and none of the Fund Defendants believes that it will be materially adversely affected by the pending lawsuits.

[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

NET ASSET VALUE

The price of one share of the Fund is its "net asset value," or NAV, next determined after a purchase request is received in good order. The NAV for the Fund is calculated as of 12:00 noon on each day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The assets of the Fund are valued on the basis of amortized cost.

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions by the Fund, which normally consist solely of net investment income, are declared daily and paid monthly.

Unless you choose to receive cash payments by checking the box on your New Account Application, any dividends and distributions will be reinvested automatically at the NAV on their payment dates. If you have chosen cash payments and a payment is returned to the Fund as undeliverable, upon receipt that payment will be reinvested in the Fund's shares at the next NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.

Regardless of whether you choose to take distributions in cash or reinvest them in the Fund, they may be subject to federal and state taxes. Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

NAV (NET ASSET VALUE) IS COMPUTED BY ADDING TOGETHER THE VALUE OF THE FUND'S INVESTMENTS PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILITIES AND THEN DIVIDING THE RESULT BY THE NUMBER OF ITS OUTSTANDING SHARES.

PURCHASING AND REDEEMING FUND SHARES

You can purchase or redeem some or all of your shares on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after your purchase or redemption request is received in good order by the Transfer Agent. Ordinarily, the Fund will issue your redemption check within seven days after the Transfer Agent accepts your redemption request. However, when you buy shares with a check or via TelePurchase or Automatic Investment Plan, we will not issue payment for redemption requests against those funds until the purchase proceeds are available, which may take up to 15 days. The Transfer Agent or Fund may reject any purchase order.

Effective June 1, 2004, if the value of your account has fallen below the minimum initial investment amount as a result of redemptions, the Fund may close your account and redeem all of your shares.

Different ways to purchase and redeem are listed below and on the next pages. For telephone transactions, the Fund and Transfer Agent have reasonable procedures in place to determine that the instructions are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

For purposes of redemption of shares of the Alger Money Market Fund, please note that the period of time during which an investor holds shares of the Fund that have been acquired in exchange for shares of any other Fund will not be counted towards the holding period for purposes of calculating a CDSC if applicable.

  MINIMUM INVESTMENTS--EFFECTIVE JUNE 1, 2004, THE FOLLOWING MINIMUMS WILL APPLY

                                        Initial                   Subsequent
                                       Investment                 Investment
--------------------------------------------------------------------------------
  Regular account                       $1,000                       $50
  Traditional IRA                          500                        50
  Roth IRA                                 500                        50
  Coverdell ESA                            500                        50
  SIMPLE IRA                               500                        50
  Keogh                                    500                        50
  401(k)                                   500                        50
  403(b)                                   500                        50
  Automatic Investment                     500                        50

  Minimums may be waived in certain circumstances.

  Effective through May 31, 2004, the minimum subsequent investment in any account is $25; the minimum initial investment is $500 on regular accounts (no minimum on qualified retirement accounts) and $25 for Automatic Investment.


INVESTMENT INSTRUCTIONS

TO OPEN AN ACCOUNT:

BY MAIL: The Alger Funds do not accept cash or cash alternatives for fund purchases. (Make checks payable to "The Alger Funds.") Mail your completed application and check to:

         Alger Shareholder Services, Inc.
         30 Montgomery Street
         Jersey City, NJ 07302

BY FED WIRE: Have your bank wire funds to State Street Bank & Trust Company. Contact Alger Shareholder Services at (800) 992-3863 for details.

Forward the completed New Account Application to Alger Shareholder Services stating that the account was established by wire transfer and the date and amount of the transfer.

CONTACT: CALL OR VISIT your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY:   Complete  the  Automatic  Investment  option  on  your  account application. Minimum automatic investment is $25 ($50 effective June 1, 2004 with a minimum initial investment of $500).

VIA OUR WEBSITE: Visit The Alger Funds' website to download a New Account Application - www.alger.com

Mail the completed application with your investment to Alger Shareholder Services, Inc.

TO MAKE ADDITIONAL INVESTMENTS IN AN EXISTING ACCOUNT:

BY MAIL: Complete and return the Invest by Mail slip attached to your Alger Funds Statement and return slip with your investment to:

         Alger Shareholder Services, Inc.
         30 Montgomery Street
         Jersey City, NJ 07302

BY TELEPHONE OR FED WIRE: TelePurchase* allows you to purchase shares by telephone (minimum $500, maximum $50,000) by filling out the appropriate section of the New Account Application or returning the Additional Services Form. The funds will be transferred from your designated bank account to your Fund account normally within one business day.

WIRE: Have your bank wire funds to State Street Bank & Trust Company. Contact Alger Shareholder Services for details.

*Not available for Retirement Plans

CONTACT: CALL OR VISIT your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY: The Alger Funds' Automatic Investment Plan allows you to make automatic purchases on the 15th and/or the last business day of each month. Fill out the appropriate information on the New Account Application or contact The Alger Funds to receive an Additional Services Form. Minimum automatic investment is $25 ($50 effective June 1, 2004).

Government Direct Deposit* allows you to arrange direct deposit of U.S. federal government payments into your Fund account and Payroll Savings Plan* allows you to arrange direct deposit of a portion of your payroll directly to your Alger Funds Account. Call for a Payroll Savings Plan Form.

*Not available for Retirement Plans

VIA OUR WEBSITE: Visit The Alger Funds' website to download all forms to add services to your account - www.alger.com

Mail your completed forms to Alger Shareholder Services, Inc.

EXCHANGES

You can exchange shares of the Fund for shares of any of the other Alger Funds or for shares of Spectra Fund, another fund advised by the Manager, subject to certain restrictions.Sales charges will apply in certain exchanges from the Fund. The period of time during which an investor holds shares of the Fund that have been acquired in exchange for shares of any other Fund will not be counted towards the holding period for purposes of calculating a CDSC, if applicable. Remember that for tax purposes an exchange is considered a sale and a purchase, so you may realize a taxable gain or a loss when you exchange shares. For more information, call the Fund toll-free at (800) 992-3863 or consult the Statement of Additional Information (see back cover of this prospectus). Call for a prospectus and read it before you exchange your shares. Effective June 1, 2004, a 2% redemption fee will apply to certain redemptions from the other funds.

Although the Fund seeks to maintain a price of $1.00 per share, shares may be worth more or less when you redeem them than they were at the time you bought them. For tax purposes, this means that when you redeem them you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.

TO REDEEM SHARES OF THE FUND:

BY MAIL: Send a letter of instruction to Alger Shareholder Services, Inc. which includes
o account  number
o fund name
o number of shares or dollar amount of redemption
o where to send the proceeds
o signature(s) of registered owner(s)
o a signature guarantee is required if
   o  your redemption is for more than $25,000; or
   o you want the check sent to a different address than the one we have on file; or
   o you want the check to be made payable to someone other than the registered owners we have on file; or
   o  you have changed your address on file within the past 60 days.

BY TELEPHONE*: Call (800) 992-3863 to sell shares (unless you refuse this service on your New Account Application). The Fund will send you a check for amounts up to $5,000. You can choose to receive a check or a wire for amounts over $5,000. Note, you cannot request a check if you have changed your address on file within the past 60 days.

A special telephone redemption service, TeleRedemption, is available by filling out the appropriate section of the New Account Application or returning the Additional Services Form. The funds will be transferred to your bank account in an amount between $500 and $50,000, normally within 2 business days. Shares issued in certificate form are not eligible for this service.

*Not available for Retirement Plans

CONTACT: CALL OR VISIT your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY: Systematic Withdrawal Plan allows you to receive regular monthly, quarterly or annual payments. Your account value must be at least $10,000, and the payments must be for $50 or more. The maximum monthly withdrawal is 1% of the account value in the Fund at the time you begin participation in the Plan.

VIA OUR WEBSITE: Visit The Alger Funds' website to download all forms to add redemption privileges to your existing account - www.alger.com

Mail your completed forms to Alger Shareholder Services,  Inc.

The Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information shown through the year ended October 31, 2001 has been audited by Arthur Andersen LLP and information for the years ended since that date has been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

ALGER MONEY MARKET FUND (FORMERLY THE ALGER MONEY MARKET PORTFOLIO) For a share outstanding throughout the year


                                                                        Year Ended October 31,
------------------------------------------------------------------------------------------------------------------------------------

                                     2003      2002      2001      2000      1999      1998      1997      1996      1995      1994
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
 Net asset value,
  beginning of year              $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income             0.0033     .0097     .0387     .0527     .0423     .0476     .0479     .0521     .0573     .0374
 Dividends from net
  investment income               (0.0033)   (.0097)   (.0387)   (.0527)   (.0423)   (.0476)   (.0479)   (.0521)   (.0573)   (.0374)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value,
  end of year                    $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000   $ 1.0000 $ 1.0000  $ 1.0000
====================================================================================================================================
 Total Return                         0.3%      1.0%      3.9%      5.4%      4.3%      4.9%      4.9%      5.3%      5.9%      3.8%
====================================================================================================================================
 Ratios and Supplemental
  Data:
 Net assets, end of year
  (000's omitted)                $115,935  $330,213  $402,515  $233,526  $241,310  $172,862  $179,407  $285,702  $185,822  $163,170
====================================================================================================================================
 Ratio of expenses to
  average net assets                  .82%      .79%      .71%      .78%      .72%      .76%      .81%      .41%      .29%      .27%
====================================================================================================================================
 Decrease reflected in
  above expense ratios,
  due to expense
  reimbursement and
  management fee waivers               --        --        --        --        --        --        --       .38%      .50%      .50%
====================================================================================================================================
 Ratio of net investment
  income to average net
  assets                               .34%      .99%     3.88%     5.14%     4.37%     4.84%     4.76%     5.18%     5.73%    3.78%
====================================================================================================================================


12                                                                            13

FOR FUND INFORMATION:
BY TELEPHONE:   (800) 992-3863

BY MAIL:        The Alger Funds
                111 Fifth Avenue
                New York, NY 10003

BY INTERNET:    Text versions of Fund documents can be downloaded
                from the following sources:

             o  THE FUND: http://www.alger.com
             o  SEC (EDGAR data base): http://www.sec.gov


STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in The Alger Funds' annual and semi-annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the period covered by the report. You can receive free copies of these reports by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling 1-202-942-8090.




DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED
The Alger Funds

SEC File #811-1355
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FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and the following Alger affiliates: Fred Alger Management, Inc., Alger National Trust Company, Alger Shareholder Services, Inc., The Alger Funds, Spectra Fund, The China-U.S. Growth Fund, The Alger Institutional Funds, The Alger American Fund and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

The type of personal information we collect and use varies depending on the Alger products or services you select. We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

We may share your personal information with our affiliates so that they may process and service your transactions. However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o  To financial  institutions that perform  marketing  services on our behalf or
   with  whom  we  have  joint   marketing   agreements  that  provide  for  the
   confidentiality of personal information.

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

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[LOGO]

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302




THIS IS NOT PART OF THE PROSPECTUS.
PMM